10.42

                         Executive Employment Agreement

EXECUTIVE EMPLOYMENT AGREEMENT (this "Agreement") is effective as of 1st day of April, 1998, between Mendocino Brewing Company, Inc., 13351 South Highway 101, Hopland, CA, 95449 ("Company") and Mr. P.A. Murali ("Executive").

                                   WITNESSETH

         WHEREAS, Executive possesses professional qualifications, experience and detailed knowledge of the company's business;

         WHEREAS, company recognizes Executive's importance to the growth and success of Company and desires to assure Executives contributions and to compensate him in a manner which it has determined will reinforce and encourage his continued attention and dedication;

         WHEREAS Executive is desirous of committing himself to serve company on the terms herein provided;

         NOW, THEREFORE, in consideration of forgoing and of the respective covenants and agreements of the parties herein contained, the parties hereto hereby agree as follows:

1)       EMPLOYMENT

a) Company hereby employs Executive for the period commencing on April 1, 1998 for a period of three years, unless such employment is sooner terminated as provided in this Agreement.
b) Executive hereby accepts employment under this Agreement and agrees to devote all his best efforts and his full time and attention exclusively to the business and affairs of Company. During the term of this Agreement, Executive shall report to, and shall perform such duties and responsibilities as may be assigned to him by, the Chief Executive Officer or such other person as the Chief Executive Officer or Chairman may designate. Company shall retain full direction and control of the manner, means and methods by which Executive performs the services for which he is employed hereunder and of the places at which such services shall be rendered.
c)       Executive   shall   observe  and  comply  with   Company's   rules  and
         regulations.

2)       DESIGNATION AND COMPENSATION

a)       Designation and Base Salary
         The Board of Directors of the company in their meeting held on October 6, 1998 unanimously passed a resolution designating the executive as Chief Financial Officer And Corporate Secretary and for his employment hereunder, finalizing the executive's base salary at the annual rate of $75,000 with effect from October 15, 1998.The salary is payable in accordance with the Company's standard payoff practices as in effect from time to time, prorated in any partial year of employment. Executive shall be entitled for an annual salary increase, based on a review of performance and such increases will be determined by the Board of Directors of the company in its sole discretion.

b)       Reimbursement
         Executive shall be entitled to reimbursement for reasonable travel and other business expenses incurred in the performance of his duties under this Agreement in accordance with the general policy of Company, as it may change from time to time, provided the Executive provides an itemized account together with supporting receipts for such expenditures in accordance with the requirements set forth in the Internal Revenue Code of 1986, as amended, and related regulations, subject to the right of Company at any time to place reasonable limitations on such expenses thereafter to be incurred or reimbursed.

c)       Withholding
         Company shall be entitled to withhold from any compensation paid or payable hereunder such amounts on account of payroll taxes, income taxes and other similar matters as are required to be withheld by applicable law.

d)       Medical
         Executive and his immediate dependent family members in USA will be provided full Insurance coverage for medical, dental and vision.

e)       Key Executive Life Insurance
         Executive shall be insured for life for $250,000 being the face amount of the Basic policy out of which the beneficiaries shall be the company for $50,000 and the Executive or his nominees for $200,000.

f)       Vacation
         Executive shall be entitled to one month paid vacation in each calendar year to visit India, along with his family. Executive shall also be entitled to 5 days each of Sick and Personal leave. Vacation leave is to receive prior formal approval of concerned officers of the company.

g)       Bonus
         Executive shall be entitled up to 30% Bonus, paid quarterly based on performance review.

h)       Benefit Plans
         Subject to any limitations imposed by applicable law Executive shall be eligible to participate in all Company employee benefit programs in substantially the same manner and to substantially the same extent as other company employees. Executive will be provided with company cars.

i)       Company Assets
         All furniture / furnishings, appliances / equipment etc. provided by the Company to help the Executive settle down will be a part of the Assets of the Company at the completion of the term of the Agreement.

3)       TERMINATION / EXTENSION OF EMPLOYMENT BY THE COMPANY

a) Company may terminate this agreement with or without cause at any time giving six months notice or compensation lieu thereof in lumpsum
b) Executive may terminate this Agreement after giving notice of six months.
c) Company may extend the term of Agreement with the written consent of the Executive four months prior to expiration of this agreement for a minimum period of one year.
d) Company shall provide business class airfare for the Executive and his family to return to India, in addition to transportation of his belongings from the place of his residence in USA to the place of his residence in India in event of completion of term of this Agreement or termination of this agreement on account of Clause 3(a) or 3(b).

4)       DEATH OF EXECUTIVE

         In the event of the death of Executive during the period of his employment herewith, Executive's salary herewith shall be paid up through the end of next month in which the date of death occurs. In such an event, the Company will pay for transportation of Executive's belongings and business class airfare for his family to India.

5)       MISCELLANEOUS

a)       Governing Law
         This Agreement shall be governed by and constructed according to the laws of the State of California without regard to the principles thereof regarding conflict of laws.

b)       Amendment
         This Agreement may be amended only by a writing signed by Executive and by Company's Chairman.

c)       Construction
         The headings and captions of this Agreement are provided for convenience only and are intended to have no effect in construing or interpreting this Agreement. The language in all parts of this Agreement shall be in all cases construed according to its fair meaning and strictly for or against Company or Executive.

d)       Attorneys' Fees
         Should either party hereto, or any heir, personal representative, successor or assign of either party hereto, resort to litigation or arbitration to enforce this Agreement, the party or parties prevailing in such litigation or arbitration to addition to such other relief as may be granted, to recover its or their reasonable attorneys fees and costs in such litigation from the party or parties against whom enforcement was sought.

e)       Notices
         Any notice, request, consent or approval required or permitted to be given under this Agreement or pursuant to law shall be sufficient if in writing, and if and when delivered personally, by facsimile or sent by certified or registered mail, with postage prepaid, to Executive's residence ( as noted in Company's records ), or to Company's principal executive office, as the case may be.

IN WITNESS WHEREOF, the undersigned have executed this Agreement on the Thirteenth Day of May 1999.



EXECUTIVE                                 MENDOCINO BREWING CO., INC.



  /s/ P.A. Murali                                 /s/ Michael Laybourn
  ---------------                                 --------------------
   (P.A. MURALI)                                    (MICHAEL LAYBOURN)
                                                         PRESIDENT